Exhibit 99.2
EXECUTION COPY

STORM RECOVERY PROPERTY PURCHASE AND SALE AGREEMENT

by and between

ENTERGY ARKANSAS RESTORATION FUNDING, LLC,

Issuer

and

ENTERGY ARKANSAS, INC.,

Seller

Dated as of August 18, 2010

This STORM RECOVERY PROPERTY PURCHASE AND SALE AGREEMENT (this “Agreement”), dated as of August 18, 2010, is between Entergy Arkansas Restoration Funding, LLC, a Delaware limited liability company (the “Issuer”), and Entergy Arkansas, Inc., an Arkansas corporation (together with its successors in interest to the extent permitted hereunder, the “Seller”).

RECITALS

WHEREAS, the Issuer desires to purchase the Storm Recovery Property created pursuant to the Securitization Act;

WHEREAS, the Seller is willing to sell the Storm Recovery Property to the Issuer;

WHEREAS, the Issuer, in order to finance the purchase of the Storm Recovery Property, will issue the Storm Recovery Bonds under the Indenture; and

WHEREAS, the Issuer, to secure its obligations under the Storm Recovery Bonds and the Indenture, will pledge, among other things, all right, title and interest of the Issuer in and to the Storm Recovery Property and this Agreement to the Indenture Trustee for the benefit of the Secured Parties.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Definitions

.  (a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in that certain Indenture (including Appendix A thereto) dated as of the date hereof between the Issuer and The Bank of New York Mellon, a New York banking corporation, in its capacity as indenture trustee (the “Indenture Trustee”) and in its separate capacity as securities intermediary (the “Securities Intermediary”), as the same may be amended, restated, supplemented or otherwise modified from time to time.

(b) Whenever used in this Agreement, the following words and phrases shall have the following meanings:

“Bill of Sale” means a bill of sale substantially in the form of Exhibit A hereto delivered pursuant to Section 2.02(i).

“Losses” means (i) any and all amounts of principal and interest on the Storm Recovery Bonds not paid when due or when scheduled to be paid in accordance with their terms and the amounts of any deposits by or to the Issuer required to have been made in accordance with the terms of the Basic Documents or the Financing Order which are not made when so required and (ii) any and all other liabilities, obligations, losses, claims, damages, payments, costs or expenses of any kind whatsoever.

 “Storm Recovery Property” means the Storm Recovery Property sold, transferred, assigned, set over and conveyed by the Seller to the Issuer as of the Transfer Date pursuant to this Agreement.

“Transfer Date” means the Closing Date.

SECTION 1.02. Other Definitional Provisions.

(a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b) The words “hereof,” “herein,” “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation.”

(c) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.

ARTICLE II

CONVEYANCE OF STORM RECOVERY PROPERTY

SECTION 2.01. Conveyance of Storm Recovery Property

.  (a) In consideration of the Issuer’s delivery to or upon the order of the Seller of $120,732,422, subject to the conditions specified in Section 2.02, the Seller does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse or warranty, except as set forth herein, all right, title and interest of the Seller in and to the Storm Recovery Property (such sale, transfer, assignment, setting over and conveyance of the Storm Recovery Property includes, to the fullest extent permitted by the Securitization Act, the right to impose, bill, collect and receive Storm Recovery Charges and the assignment of all revenues, collections, claims, rights, payments, money or proceeds of or arising from the Storm Recovery Charges related to the Storm Recovery Property, as the same may be adjusted from time to time). Such sale, transfer, assignment, setting over and conveyance is hereby expressly stated to be a sale and, pursuant to Section 23-18-906 of the Securitization Act, shall be treated as an absolute transfer of all of the Seller’s right, title and interest in and to (as in a true sale), and not as a pledge or other financing of, the Storm Recovery Property. The Seller and the Issuer agree that after giving effect to the sale, transfer, assignment, setting over and conveyance contemplated hereby the Seller has no right, title or interest in or to the Storm Recovery Property to which a security interest could attach because (i) it has sold, transferred, assigned, set over and conveyed all right, title and interest in and to the Storm Recovery Property to the Issuer, (ii) as provided in Section 23-18-906(3) of the Securitization Act, such rights are only contract rights until the time of such sale, transfer, assignment, setting over and conveyance and (iii) as provided in Section 23-18-906 of the Securitization Act, an appropriate financing statement has been filed and such transfer is perfected against all third parties, including subsequent judicial or other lien creditors.  If such sale, transfer, assignment, setting over and conveyance is held by any court of competent jurisdiction not to be a true sale as provided in Section 23-18-906 of the Securitization Act, then such sale, transfer, assignment, setting over and conveyance shall be treated as a pledge of such Storm Recovery Property and as the creation of a security interest (within the meaning of the Securitization Act and the UCC) in the Storm Recovery Property and, without prejudice to its position that it has absolutely transferred all of its rights in the Storm Recovery Property to the Issuer, the Seller hereby grants a security interest in the Storm Recovery Property to the Issuer (and to the Indenture Trustee, since that may be necessary to perfect a security interest in the Storm Recovery Property in favor of the Secured Parties, under the Securitization Act and the UCC).

(b) Subject to Section 2.02, the Issuer does hereby purchase the Storm Recovery Property from the Seller for the consideration set forth in Section 2.01(a).

SECTION 2.02. Conditions to Conveyance of Storm Recovery Property

.  The obligation of the Issuer to purchase Storm Recovery Property on the Transfer Date shall be subject to the satisfaction or waiver by the Issuer of each of the following conditions:

(i) on or prior to the Transfer Date, the Seller shall have delivered to the Issuer a duly executed Bill of Sale identifying the Storm Recovery Property to be conveyed on the Transfer Date;

(ii) on or prior to the Transfer Date, the Seller shall have received the Financing Order creating the Storm Recovery Property;

(iii) as of the Transfer Date, the Seller is not insolvent and will not have been made insolvent by such sale and the Seller is not aware of any pending insolvency with respect to itself;

(iv) as of the Transfer Date, the representations and warranties of the Seller set forth in this Agreement shall be true and correct with the same force and effect as if made on the Transfer Date (except to the extent that they relate to an earlier date); on and as of the Transfer Date, no breach of any covenant or agreement of the Seller contained in this Agreement has occurred and is continuing; and no Servicer Default shall have occurred and be continuing;

(v) as of the Transfer Date, (A) the Issuer shall have sufficient funds available to pay the purchase price for the Storm Recovery Property to be conveyed on such date and (B) all conditions to the issuance of the Storm Recovery Bonds intended to provide such funds set forth in the Indenture shall have been satisfied or waived;

(vi) on or prior to the Transfer Date, the Seller shall have taken all action required to transfer to the Issuer ownership of the Storm Recovery Property to be conveyed on such date, free and clear of all Liens other than Liens created by the Issuer pursuant to the Basic Documents and to perfect such transfer, including, without limitation, filing any statements or filings under the Securitization Act or the UCC; and the Issuer or the Servicer, on behalf of the Issuer, shall have taken all actions required for the Issuer to grant the Indenture Trustee a first priority perfected security interest in the Storm Recovery Bond Collateral and maintain such security interest as of such date;

(vii) the Seller shall have delivered to the Rating Agencies and the Issuer any Opinions of Counsel required by the Rating Agencies;

(viii) the Seller shall have received and delivered to the Issuer and the Indenture Trustee: (i) an opinion of Independent tax counsel (as selected by the Seller, and in form and substance reasonably satisfactory to the Issuer and the Indenture Trustee) to the effect that the Issuer will not be subject to United States federal income tax as an entity separate from its sole owner and that the Storm Recovery Bonds will be treated as debt of the Issuer’s sole owner for United States federal income tax purposes and (ii) an opinion of Independent tax counsel (as selected by the Seller, and in form and substance reasonably satisfactory to the Issuer and the Indenture Trustee) to the effect that, for United States federal income tax purposes, the issuance of the Storm Recovery Bonds will not result in gross income to the Seller;

(ix) on and as of the Transfer Date, each of the LLC Agreement, the Servicing Agreement, the Administration Agreement, this Agreement, the Indenture, the Financing Order, any issued Tariff and the Securitization Act shall be in full force and effect;

(x) the Storm Recovery Bonds shall have received a rating or ratings as required by the Financing Order; and

(xi) the Seller shall have delivered to the Indenture Trustee and the Issuer an Officer’s Certificate confirming the satisfaction of each condition precedent specified in this Section 2.02.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

Subject to Section 3.09, the Seller makes the following representations and warranties, as of the Transfer Date, and the Seller acknowledges that the Issuer has relied thereon in acquiring the Storm Recovery Property.  The representations and warranties shall survive the sale and transfer of the Storm Recovery Property to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.  The Seller agrees that (i) the Issuer may assign the right to enforce the following representations and warranties to the Indenture Trustee and (ii) the representations and warranties inure to the benefit of the Issuer and the Indenture Trustee.

SECTION 3.01. Organization and Good Standing

.  The Seller is duly organized and validly existing and is in good standing under the laws of the state of its organization, with the requisite corporate or other power and authority to own its properties as such properties are currently owned and to conduct its business as such business is now conducted by it, and has the requisite corporate or other power and authority to obtain the Financing Order and own, sell and transfer the Storm Recovery Property.

SECTION 3.02. Due Qualification

.  The Seller is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, licenses or approvals (except where the failure to so qualify or obtain such licenses and approvals would not be reasonably likely to have a material adverse effect on the Seller’s business, operations, assets, revenues or properties).

SECTION 3.03. Power and Authority

.  The Seller has the requisite corporate or other power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Seller under its organizational or governing documents and laws.

SECTION 3.04. Binding Obligation

.  This Agreement constitutes a legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, subject to applicable insolvency, reorganization, moratorium, fraudulent transfer and other laws relating to or affecting creditors’ or secured parties’ rights generally from time to time in effect and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law.

SECTION 3.05. No Violation

.  The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not and will not: (i) conflict with or result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the Seller’s organizational documents, or any indenture or other agreement or instrument to which the Seller is a party or by which it or any of its property is bound; (ii) result in the creation or imposition of any Lien upon any of the Seller’s properties pursuant to the terms of any such indenture, agreement or other instrument (other than any Lien that may be granted in the Issuer’s favor or any Lien created pursuant to Section 23-18-906 of the Securitization Act); or (iii) violate any existing law or any existing order, rule or regulation applicable to the Seller of any Governmental Authority having jurisdiction over the Seller or its properties.

SECTION 3.06. No Proceedings

.  There are no proceedings pending and, to the Seller’s knowledge, there are no proceedings threatened and, to the Seller’s knowledge, there are no investigations pending or threatened, before any Governmental Authority having jurisdiction over the Seller or its properties involving or relating to the Seller or the Issuer or, to the Seller’s knowledge, any other Person: (i) asserting the invalidity of the Securitization Act, the Financing Order, this Agreement, any of the other Basic Documents or the Storm Recovery Bonds, (ii) seeking to prevent the issuance of the Storm Recovery Bonds or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of the Securitization Act, the Financing Order, this Agreement, any of the other Basic Documents or the Storm Recovery Bonds or (iv) seeking to adversely affect the federal income tax or state income or franchise tax classification of the Storm Recovery Bonds as debt.

SECTION 3.07. Approvals

.  Except for UCC financing statement filings and other filings under the Securitization Act, no approval, authorization, consent, order or other action of, or filing with, any Governmental Authority is required in connection with the execution and delivery by the Seller of this Agreement, the performance by the Seller of the transactions contemplated hereby or the fulfillment by the Seller of the terms hereof, except those that have been obtained or made and those that the Seller, in its capacity as Servicer under the Servicing Agreement, is required to make in the future pursuant to the Servicing Agreement.

SECTION 3.08. The Storm Recovery Property.

(a) Information.  Subject to subsection (f) below, at the Transfer Date, all written information, as amended or supplemented from time to time, provided by the Seller to the Issuer with respect to the Storm Recovery Property (including the Expected Amortization Schedule and the Financing Order relating thereto) is true and correct in all material respects.

(b) Title.  It is the intention of the parties hereto that (other than for federal income tax purposes and, to the extent consistent with applicable state tax law, state income and franchise tax purposes) the transfers and assignments herein contemplated each constitute a sale and absolute transfer of the Storm Recovery Property from the Seller to the Issuer and that no interest in, or right or title to, the Storm Recovery Property shall be part of the Seller’s estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.  No portion of the Storm Recovery Property has been sold, transferred, assigned or pledged or otherwise conveyed by the Seller to any Person other than the Issuer, and no security agreement, financing statement or equivalent security or lien instrument listing the Seller as debtor covering all or any part of the Storm Recovery Property is on file or of record in any jurisdiction, except such as may have been filed, recorded or made in favor of the Issuer or the Secured Parties in connection with the Basic Documents.  The Seller has not authorized the filing of and is not aware (after due inquiry) of any financing statement against it that includes a description of collateral including the Storm Recovery Property other than any financing statement filed, recorded or made in favor of the Issuer or the Secured Parties in connection with the Basic Documents.  The Seller is not aware (after due inquiry) of any judgment or tax lien filings against either the Seller or the Issuer.  At the Transfer Date, immediately prior to the sale of the Storm Recovery Property hereunder, the Seller is the original and the sole owner of the Storm Recovery Property free and clear of all Liens and rights of any other Person, and no offsets, defenses or counterclaims exist or have been asserted with respect thereto.

(c) Transfer Filings.  On the Transfer Date, immediately upon the sale hereunder, the Storm Recovery Property shall be validly transferred and sold to the Issuer, the Issuer shall own all of the Storm Recovery Property free and clear of all Liens (except for any Lien created in favor of the Secured Parties pursuant to Section 23-18-906 of the Securitization Act or any Lien that may be granted under the Basic Documents) and all filings and action to be made or taken by the Seller (including, without limitation, filings with the Secretary of State of the State of Arkansas under the Securitization Act) necessary in any jurisdiction to give the Issuer a perfected ownership interest (subject to any Lien created in favor of the Holders pursuant to Section 23-18-906 of the Securitization Act and any Lien that may be granted under the Basic Documents) in the Storm Recovery Property have been made or taken.  No further action is required to maintain such ownership interest (subject to any Lien created in favor of the Secured Parties pursuant to Section 23-18-906 of the Securitization Act and any Lien that may be granted under the Basic Documents) and to give the Indenture Trustee a first priority perfected security interest in the Storm Recovery Property.  All filings and action have also been made or taken to perfect the security interest in the Storm Recovery Property granted by the Seller to the Issuer (subject to any Lien created in favor of the Secured Parties pursuant to Section 23-18-906 of the Securitization Act and any Lien that may be granted under the Basic Documents) and, to the extent necessary the Indenture Trustee, pursuant to Section 2.01.

(d) Financing Order and Tariff; Other Approvals.  On the Transfer Date, under the laws of the State of Arkansas and the United States in effect on the Transfer Date, (i) the Financing Order pursuant to which the rights and interests of the Seller, including the right to impose, bill, collect and receive the Storm Recovery Charges and, in and to the Storm Recovery Property transferred on such date have been created, is Final and non-appealable and is in full force and effect; (ii) as of the issuance of the Storm Recovery Bonds, the Storm Recovery Bonds are entitled to the protection of the Securitization Act and, accordingly, the Financing Order and the Storm Recovery Charges are not revocable by the APSC, the Tariff is in full force and effect and is not subject to modification by the APSC except as provided under Section 23-18-903(h) of the Securitization Act; (iii) the process by which the Financing Order creating the Storm Recovery Property transferred on such date was adopted and approved, and such Financing Order and Tariff themselves, comply with all applicable laws, rules and regulations; (iv) the Tariff relating to the Storm Recovery Property transferred on such date have been approved in the Financing Order by the APSC creating the Storm Recovery Property transferred on such date; and (v) no other approval, authorization, consent, order or other action of, or filing with any Governmental Authority is required in connection with the creation of the Storm Recovery Property transferred on such date, except those that have been obtained or made.

(e) State Action.  Under the Securitization Act, the State of Arkansas has pledged that it will not take or permit any action that would impair the value of the Storm Recovery Property transferred on such date, or, except as permitted by the Securitization Act, reduce, alter or impair the Storm Recovery Charges relating to the Storm Recovery Property until the principal, interest and premium and any other charges incurred and contracts to be performed in connection with the Storm Recovery Bonds relating to the Storm Recovery Property have been paid and performed in full.  Under the laws of the State of Arkansas and the United States, the State of Arkansas could not constitutionally take any action of a legislative character including the repeal or amendment of the Securitization Act, which would substantially limit, alter or impair the Storm Recovery Property or other rights vested in the Holders pursuant to the Financing Order or substantially limit, alter or reduce the value or amount of the Storm Recovery Property, unless such action is a reasonable exercise of the sovereign powers of the State of Arkansas and of a character reasonable and appropriate to further a legitimate public purpose.  Under the takings clauses of the United States and Arkansas Constitutions, the State of Arkansas could not repeal or amend the Securitization Act or take any other action in contravention of its pledge quoted above without paying just compensation to the Holders, as determined by a court of competent jurisdiction if doing so would constitute a permanent appropriation of a substantial property interest of the Holders in the Storm Recovery Property and deprive the Holders of their reasonable expectations arising from their investments in the Storm Recovery Bonds.  There is no assurance, however, that, even if a court were to award just compensation it would be sufficient to pay the full amount of principal and interest on the Storm Recovery Bonds.

(f) Assumptions.  On the Transfer Date, based upon the information available to the Seller on such date, the assumptions used in calculating the Storm Recovery Charges are reasonable and are made in good faith.  Notwithstanding the foregoing, the Seller makes no representation or warranty, express or implied, that amounts actually collected arising from those Storm Recovery Charges will in fact be sufficient to meet the payment obligations on the Storm Recovery Bonds or that the assumptions used in calculating such Storm Recovery Charges will in fact be realized.

(g) Creation of Storm Recovery Property.  Upon the effectiveness of the Financing Order and the Tariff with respect to the Storm Recovery Property and the transfer of the Storm Recovery Property pursuant to this Agreement: (i) the rights and interests of the Seller under the Financing Order, including the right to impose, bill, collect and receive the Storm Recovery Charges authorized in the Financing Order, become Storm Recovery Property; (ii) the Storm Recovery Property constitutes a present property right vested in the Issuer; (iii) the Storm Recovery Property includes  (A) the right, title and interest of the Seller in the Financing Order and the Storm Recovery Charges and (B) the right to impose, collect and obtain periodic adjustments (with respect to adjustments, in the manner and with the effect provided in the Financing Order and Section 4.01(b) of the Servicing Agreement) of such Storm Recovery Charges, and the rates and other charges authorized by the Financing Order and all revenues, collections, claims, payments, money or proceeds of or arising from the Storm Recovery Charges; (iv) the owner of the Storm Recovery Property is legally entitled to bill Storm Recovery Charges and collect payments in respect of the Storm Recovery Charges in the aggregate sufficient to pay the interest on and principal of the Storm Recovery Bonds in accordance with the Indenture, to pay the fees and expenses of servicing the Storm Recovery Bonds, to replenish the Capital Subaccount to the Required Capital Level until the Storm Recovery Bonds are paid in full or until the last date permitted for the collection of payments in respect of the Storm Recovery Charge under the Financing Order, whichever is earlier, and the Customer class allocation percentages in the Financing Order do not prohibit the owner of the Storm Recovery Property from obtaining adjustments and effecting allocations to the Storm Recovery Charges in order to collect payments of such amounts; and (v) the Storm Recovery Property is not subject to any Lien other than the Lien created by the Basic Documents.

(h) Nature of Representations and Warranties.  The representations and warranties set forth in this Section 3.08, insofar as they involve conclusions of law, are made not on the basis that the Seller purports to be a legal expert or to be rendering legal advice, but rather to reflect the parties’ good faith understanding of the legal basis on which the parties are entering into this Agreement and the other Basic Documents and the basis on which the Holders are purchasing the Storm Recovery Bonds, and to reflect the parties’ agreement that, if such understanding turns out to be incorrect or inaccurate, the Seller will be obligated to indemnify the Issuer and its permitted assigns (to the extent required by and in accordance with Section 5.01), and that the Issuer and its permitted assigns will be entitled to enforce any rights and remedies under the Basic Documents, on account of such inaccuracy to the same extent as if the Seller had breached any other representations or warranties hereunder.

(i) Prospectus.  As of the date hereof, the information describing the Seller under the caption “The Seller, Initial Servicer and Sponsor” in the prospectus dated August 6, 2010 relating to the Storm Recovery Bonds is true and correct in all material respects.

(j) Solvency.  After giving effect to the sale of the Storm Recovery Property hereunder, the Seller:

(i) is solvent and expects to remain solvent;

(ii) is adequately capitalized to conduct its business and affairs considering its size and the nature of its business and intended purpose;

(iii) is not engaged in nor does it expect to engage in a business for which its remaining property represents an unreasonably small capital;

(iv) reasonably believes that it will be able to pay its debts as they come due; and

(v) is able to pay its debts as they mature and does not intend to incur, or believes that it will not incur, indebtedness that it will not be able to repay at its maturity.

(k) No Court Order.  There is no order by any court providing for the revocation, alteration, limitation or other impairment of the Securitization Act, the Financing Order, the Storm Recovery Property or the Storm Recovery Charges or any rights arising under any of them or that seeks to enjoin the performance of any obligations under the Financing Order.

(l) No Proceedings Concerning the Securitization Act.  Except as disclosed in the Prospectus, there are no proceedings pending, and to the Seller’s knowledge, (i) there are no proceedings threatened and (ii) there are no investigations pending or threatened, before any Governmental Authority having jurisdiction over the Issuer or the Seller or their respective properties challenging the Securitization Act or the Financing Order.

(m) Survival of Representations and Warranties  The representations and warranties set forth in this Section 3.08 shall survive the execution and delivery of this Agreement and may not be waived by any party hereto except pursuant to a written agreement executed in accordance with Article VI and as to which the Rating Agency Condition has been satisfied.

SECTION 3.09. Limitations on Representations and Warranties

.  Without prejudice to any of the other rights of the parties, the Seller will not be in breach of any representation or warranty as a result of a change in law by means of any legislative enactment, constitutional amendment or voter initiative.  THE SELLER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, THAT BILLED STORM RECOVERY CHARGES WILL BE ACTUALLY COLLECTED FROM CUSTOMERS.

ARTICLE IV

COVENANTS OF THE SELLER

SECTION 4.01. Existence

.  Subject to Section 5.02, so long as any of the Storm Recovery Bonds are Outstanding, the Seller (a) will keep in full force and effect its existence and remain in good standing under the laws of the jurisdiction of its organization and (b) will obtain and preserve its qualification to do business, in each case to the extent that in each such jurisdiction such existence or qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Basic Documents to which the Seller is a party and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby or to the extent necessary for the Seller to perform its obligations hereunder or thereunder.

SECTION 4.02. No Liens

.  Except for the conveyances hereunder, the Seller will not sell, pledge, assign or transfer, or grant, create, incur, assume or suffer to exist any Lien on, any of the Storm Recovery Property, or any interest therein, and the Seller shall defend the right, title and interest of the Issuer and the Indenture Trustee, on behalf of the Secured Parties, in, to and under the Storm Recovery Property against all claims of third parties claiming through or under the Seller.  EAI, in its capacity as Seller, will not at any time assert any Lien against, or with respect to, any of the Storm Recovery Property.

SECTION 4.03. Delivery of Collections

.  In the event that the Seller receives Collections in respect of the Storm Recovery Charges or the proceeds thereof other than in its capacity as the Servicer, the Seller agrees to pay to the Servicer, on behalf of the Issuer, all payments received by it in respect thereof as soon as practicable after receipt thereof.  Prior to such remittance to the Servicer by the Seller, the Seller agrees that such amounts are held by it in trust for the Issuer and the Indenture Trustee.  If the Seller becomes a party to any trade receivables purchase and sale arrangement or similar arrangement under which it sells all or any portion of its accounts receivables, the Seller and the other parties to such arrangement shall enter into an intercreditor agreement in connection therewith and the terms of the documentation evidencing such trade receivables purchase and sale arrangement or similar arrangement shall expressly exclude Storm Recovery Charges from any receivables or other assets pledged or sold under such arrangement.

SECTION 4.04. Notice of Liens

.  The Seller shall notify the Issuer and the Indenture Trustee promptly after becoming aware of any Lien on any of the Storm Recovery Property, other than the conveyances hereunder or under the Indenture.

SECTION 4.05. Compliance with Law

.  The Seller hereby agrees to comply with its organizational or governing documents and all laws, treaties, rules, regulations and determinations of any Governmental Authority applicable to it, except to the extent that failure to so comply would not materially adversely affect the Issuer’s or the Indenture Trustee’s interests in the Storm Recovery Property or under any of the other Basic Documents to which the Seller is party or the Seller’s performance of its obligations hereunder or under any of the other Basic Documents to which it is party.

SECTION 4.06. Covenants Related to Storm Recovery Bonds and Storm Recovery Property.

(a) So long as any of the Storm Recovery Bonds are outstanding, the Seller shall (i) treat the Storm Recovery Bonds as debt for all purposes and specifically as debt of the Issuer, other than for financial reporting, state or federal regulatory or tax purposes; (ii) solely for the purposes of federal and state income taxes, treat the Storm Recovery Bonds as indebtedness of the Seller (as the sole owner of the Issuer) secured by the Storm Recovery Bond Collateral unless otherwise required by appropriate taxing authorities; (iii) disclose in its financial statements that the Issuer and not the Seller is the owner of the Storm Recovery Property and that the assets of the Issuer are not available to pay creditors of the Seller or its Affiliates (other than the Issuer); (iv) not own or purchase any Storm Recovery Bonds; and (v) disclose the effects of all transactions between the Seller and the Issuer in accordance with generally accepted accounting principles.

(b) The Seller agrees that, upon the sale by the Seller of the Storm Recovery Property to the Issuer pursuant to this Agreement, (i) to the fullest extent permitted by law, including applicable APSC Regulations and the Securitization Act, the Issuer shall have all of the rights originally held by the Seller with respect to the Storm Recovery Property, including the right (subject to the terms of the Servicing Agreement) to exercise any and all rights and remedies to collect any amounts payable by any Customer in respect of the Storm Recovery Property, notwithstanding any objection or direction to the contrary by the Seller (and the Seller agrees not to make any such objection or to take any such contrary action) and (ii) any payment by any Customer directly to the Issuer shall discharge such Customer’s obligations to the Seller in respect of the Storm Recovery Property to the extent of such payment, notwithstanding any objection or direction to the contrary by the Seller.

(c) So long as any of the Storm Recovery Bonds are outstanding, (i) in all proceedings relating directly or indirectly to the Storm Recovery Property, the Seller shall affirmatively certify and confirm that it has sold all of its rights and interests in and to such property (other than for financial reporting or tax purposes), (ii) the Seller shall not make any statement or reference in respect of the Storm Recovery Property that is inconsistent with the ownership interest of the Issuer (other than for financial accounting, state or federal regulatory or tax purposes), (iii) the Seller shall not take any action in respect of the Storm Recovery Property except solely in its capacity as the Servicer thereof pursuant to the Servicing Agreement or as otherwise contemplated by the Basic Documents, (iv) the Seller shall not sell Storm Recovery Property under a separate financing order in connection with the issuance of additional Storm Recovery Bonds unless the Rating Agency Condition shall have been satisfied, and (v) neither the Seller nor the Issuer shall take any action, file any tax return, or make any election inconsistent with the treatment of the Issuer, for federal and state income tax purposes, as a disregarded entity that is not separate from the Seller (or, if relevant, from another sole owner of the Issuer).

SECTION 4.07. Protection of Title

.  The Seller shall execute and file such filings, including, without limitation, filings with the Secretary of State of the State of Arkansas pursuant to the Securitization Act, and cause to be executed and filed such filings, all in such manner and in such places as may be required by law to fully preserve, maintain, protect and perfect the ownership interest of the Issuer and the first priority security interest of the Indenture Trustee in the Storm Recovery Property, including, without limitation, all filings required under the Securitization Act and the UCC relating to the transfer of the ownership of the rights and interest in the Storm Recovery Property by the Seller to the Issuer or the pledge of the Issuer’s interest in such Storm Recovery Property to the Indenture Trustee.  The Seller shall deliver or cause to be delivered to the Issuer and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Seller shall institute any action or proceeding necessary to compel performance by the APSC, the State of Arkansas or any of their respective agents, of any of their obligations or duties under the Securitization Act or the Financing Order, and the Seller agrees to take such legal or administrative actions, including defending against or instituting and pursuing legal actions and appearing or testifying at hearings or similar proceedings, as may be reasonably necessary (i) to protect the Issuer and the Secured Parties from claims, state actions or other actions or proceedings of third parties which, if successfully pursued, would result in a breach of any representation set forth in Article III or any covenant set forth in Article IV and (ii) to block or overturn any attempts to cause a repeal of, modification of or supplement to the Securitization Act, the Financing Order, or the rights of Holders by legislative enactment or constitutional amendment that would be materially adverse to the Issuer or the Secured Parties or which would otherwise cause an impairment of the rights of the Issuer or the Secured Parties.  The costs of any such actions or proceedings described in clause (ii) above shall be reimbursed by the Issuer to the Seller from amounts on deposit in the Collection Account as an Operating Expense.  The Seller’s obligations pursuant to this Section 4.07 shall survive and continue notwithstanding that the payment of Operating Expenses pursuant to the Indenture may be delayed (it being understood and agreed that the Seller may be required to temporarily advance its own funds to satisfy its obligations hereunder).  The Seller designates the Issuer as its agent and attorney-in-fact to execute any filings of financing statements, continuation statements or other instruments required of the Issuer pursuant to this Section 4.07, it being understood that the Issuer shall have no obligation to execute any such instruments.

SECTION 4.08. Nonpetition Covenants

.  Notwithstanding any prior termination of this Agreement or the Indenture, the Seller shall not, prior to the date which is one year and one day after the termination of the Indenture and payment in full of the Storm Recovery Bonds or any other amounts owed under the Indenture, petition or otherwise invoke or cause the Issuer to invoke the process of any Government Authority for the purpose of commencing or sustaining an involuntary case against the Issuer under any federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of the property of the Issuer, or ordering the winding up or liquidation of the affairs of the Issuer.

SECTION 4.09. Taxes

.  So long as any of the Storm Recovery Bonds are outstanding, the Seller shall, and shall cause each of its subsidiaries to, pay all taxes, assessments and governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, business, income or property before any penalty accrues thereon if the failure to pay any such taxes, assessments and governmental charges would, after any applicable grace periods, notices or other similar requirements, result in a Lien on the Storm Recovery Property; provided that no such tax need be paid if the Seller or one of its subsidiaries is contesting the same in good faith by appropriate proceedings promptly instituted and diligently conducted and if the Seller or such subsidiary has established appropriate reserves as shall be required in conformity with generally accepted accounting principles.

SECTION 4.10. Tariff

.  The Seller hereby agrees to make all reasonable efforts to keep each Tariff in full force and effect at all times.

SECTION 4.11. Notice of Breach to Rating Agencies, Etc.

  Promptly after obtaining knowledge thereof, in the event of a breach in any material respect (without regard to any materiality qualifier contained in such representation, warranty or covenant) of any of the Seller’s representations, warranties or covenants contained herein, the Seller shall promptly notify the Issuer, the Indenture Trustee, the APSC and the Rating Agencies of such breach.  For the avoidance of doubt, any breach which would adversely affect scheduled payments on the Storm Recovery Bonds will be deemed to be a material breach for purposes of this Section 4.11.

SECTION 4.12. Use of Proceeds

.  The Seller shall use the proceeds of the sale of the Storm Recovery Property in accordance with the Financing Order and the Securitization Act.

SECTION 4.13. Further Assurances

.  Upon the request of the Issuer, the Seller shall execute and deliver such further instruments and do such further acts as may be reasonably necessary to carry out more effectually the provisions and purposes of this Agreement.

ARTICLE V

THE SELLER

SECTION 5.01. Liability of Seller; Indemnities.

(a) The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

(b) The Seller shall indemnify the Issuer and the Indenture Trustee (for the benefit of the Secured Parties) and each of their respective officers, directors, employees, trustees, managers and agents for, and defend and hold harmless each such Person from and against, any and all taxes (other than taxes imposed on Bondholders as a result of their ownership of a Storm Recovery Bond) that may at any time be imposed on or asserted against any such Person as a result of the sale of the Storm Recovery Property to the Issuer, including any franchise, sales, gross receipts, general corporation, tangible personal property, privilege or license taxes but excluding any taxes imposed as a result of a failure of such Person to withhold or remit taxes with respect to payments on any Storm Recovery Bond; it being understood that the Bondholders shall be entitled to enforce their rights against the Seller under this Section 5.01(b) solely through a cause of action brought for their benefit by the Indenture Trustee.

(c) The Seller shall indemnify the Issuer and the Indenture Trustee (for the benefit of the Secured Parties) and each of their respective officers, directors, employees, trustees, managers, and agents for, and defend and hold harmless each such Person from and against, any and all taxes (other than taxes imposed on Bondholders as a result of their ownership of a Storm Recovery Bond) that may at any time  be imposed on or asserted against any such Person as a result of the Issuer’s ownership and assignment of the Storm Recovery Property, the issuance and sale by the Issuer of the Storm Recovery Bonds or the other transactions contemplated in the Basic Documents, including any franchise, sales, gross receipts, general corporation, tangible personal property, privilege or license taxes but excluding any taxes imposed as a result of a failure of such Person to withhold or remit taxes with respect to payments on any Storm Recovery Bond.

(d) The Seller shall indemnify the Issuer, the Indenture Trustee (for the benefit of the Secured Parties) and each of their respective officers, directors, employees and agents for, and defend and hold harmless each such Person from and against all Losses that may be imposed on, incurred by or asserted against each such Person, in each such case, as a result of the Seller’s breach of any of its representations, warranties or covenants contained in this Agreement.

(e) Indemnification under Sections 5.01(b), 5.01(c), 5.01(d) and 5.01(f) shall include reasonable out-of-pocket fees and expenses of investigation and litigation (including reasonable attorney’s fees and expenses), except as otherwise expressly provided in this Agreement.

(f) The Seller shall indemnify the Indenture Trustee (for itself) and the Independent Managers, and any of their respective affiliates, officers, directors, employees and agents (each, an “Indemnified Person”) for, and defend and hold harmless each such Person from and against, any and all Losses incurred by any of such Indemnified Persons as a result of the Seller’s breach of any of its representations and warranties or covenants contained in this Agreement, except to the extent of Losses either resulting from the willful misconduct, bad faith or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Seller’s breach. The Seller shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person in the settlement of any action, proceeding or investigation without the prior written consent of the Seller which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of the commencement of any action, proceeding or investigation, such Indemnified Person shall, if a claim in respect thereof is to be made against the Seller under this Section 5.01(f), notify the Seller in writing of the commencement thereof. Failure by an Indemnified Person to so notify the Seller shall relieve the Seller from the obligation to indemnify and hold harmless such Indemnified Person under this Section 5.01(f) only to the extent that the Seller suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under this Section 5.01(f), the Seller shall be entitled to conduct and control, at its expense and with counsel of its choosing that is reasonably satisfactory to such Indemnified Person, the defense of any such action, proceeding or investigation (in which case the Seller shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided that the Indemnified Person shall have the right to participate in such action, proceeding or investigation through counsel chosen by it and at its own expense. Notwithstanding the Seller’s election to assume the defense of any action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Seller shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the defendants in any such action include both the Indemnified Person and the Seller and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Seller, (ii) the Seller shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action, (iii) the Seller shall authorize the Indemnified Person to employ separate counsel at the expense of the Seller or (iv) in the case of the Indenture Trustee, such action exposes the Indenture Trustee to a material risk of criminal liability or forfeiture or a Servicer Default has occurred and is continuing.  Notwithstanding the foregoing, the Seller shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons other than one local counsel, if appropriate.

(g) The Seller shall indemnify the Servicer (if the Servicer is not the Seller) for the costs of any action instituted by the Servicer pursuant to Section 5.02(d) of the Servicing Agreement which are not paid as Operating Expenses in accordance with the priorities set forth in Section 8.02(e) of the Indenture.

(h) The remedies provided in this Agreement are the sole and exclusive remedies against the Seller for breach of its representations and warranties in this Agreement.

(i) Indemnification under this Section 5.01 shall survive any repeal of, modification of, or supplement to, or judicial invalidation of, the Securitization Act or the Financing Order and shall survive the resignation or removal of the Indenture Trustee or the termination of this Agreement and will rank in priority with other general, unsecured obligations of the Seller.  The Seller shall not indemnify any party under this Section 5.01 for any changes  in law after the Closing Date, whether such changes in law are effected by means of any legislative enactment, constitutional amendment or any final and non-appealable judicial decision.

SECTION 5.02. Merger, Conversion or Consolidation of, or Assumption of the Obligations of, Seller

.  Any Person:

(a) into which the Seller may be merged or consolidated and which succeeds to all or the major part of the electric distribution business of the Seller,

(b) which results from the division of the Seller into two or more Persons and which succeeds to all or the major part of the electric distribution business of the Seller,

(c) which may result from any merger or consolidation to which the Seller shall be a party and which succeeds to all or the major part of the electric distribution business of the Seller,

(d) which may succeed to the properties and assets of the Seller substantially as a whole and which succeeds to all or the major part of the electric distribution business of the Seller, or

(e) which may otherwise succeed to all or the major part of the electric distribution business of the Seller,

which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that

(i) immediately after giving effect to such transaction, no representation, warranty or covenant made pursuant to Article III or Article IV shall be breached and no Servicer Default, and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing,

(ii) the Seller shall have delivered to the Issuer, the Indenture Trustee and each Rating Agency an Officer’s Certificate and an Opinion of Counsel from Independent counsel stating that such consolidation, merger, division, sale, transfer or other succession and such agreement of assumption comply with this Section 5.02 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with,

(iii) the Seller shall have delivered to the Issuer, the Indenture Trustee and each Rating Agency an Opinion of Counsel from Independent counsel of the Seller either (A) stating that, in the opinion of such counsel, all filings to be made by the Seller and the Issuer, including filings with the Secretary of State pursuant to the Securitization Act, have been authorized, executed and filed that are necessary to fully preserve and protect the respective interests of the Issuer and the Indenture Trustee in all of the Storm Recovery Property and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests; and

(iv) the Seller shall have given the Rating Agencies prior written notice of such transaction.

The Seller shall not consummate any transaction referred to in clauses (a), (b), (c), (d) or (e) above except upon execution of the above described agreement of assumption and compliance with subclauses (i), (ii), (iii) and (iv) of clause (e).  When any Person acquires the properties and assets of the Seller substantially as a whole and becomes the successor to the Seller in accordance with the terms of this Section 5.02, then upon the satisfaction of all of the other conditions of this Section 5.02, the Seller shall automatically and without further notice be released from its obligations hereunder.

SECTION 5.03. Limitation on Liability of Seller and Others

.  The Seller and any director, officer, employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person, respecting any matters arising hereunder.  Subject to Section 4.07, the Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

ARTICLE VI

MISCELLANEOUS PROVISIONS

SECTION 6.01. Amendment

.  This Agreement may be amended in writing by the Seller and the Issuer, with (i) the prior written consent of the Indenture Trustee, (ii) the satisfaction of the Rating Agency Condition and (iii) if any amendment would adversely affect in any material respect the interest of any Holder of the Storm Recovery Bonds, the consent of a majority of the Holders of the Storm Recovery Bonds.  Promptly after the execution of any such amendment or consent, the Issuer shall furnish written notification of the substance of such amendment or consent to each of the Rating Agencies and the APSC.

Prior to the execution of any amendment to this Agreement, the Issuer and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel from Independent counsel of the Seller stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 3.01(c)(i) of the Servicing Agreement. The Issuer and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Indenture Trustee’s own rights, duties or immunities under this Agreement or otherwise.

SECTION 6.02. Notices

.  All demands, notices and communications upon or to the Seller, the Issuer, the Indenture Trustee, or the Rating Agencies under this Agreement shall be sufficiently given for all purposes hereunder if in writing, and delivered  personally, sent by documented delivery service or, to the extent receipt is confirmed telephonically, sent by telecopy or other form of electronic transmission:

(a) in the case of the Seller, to Entergy Arkansas, Inc., 425 West Capitol Avenue, Little Rock, Arkansas 72201 Attention: President, Telephone: (501) 377-4000, Facsimile: (501) 377-5814;

(b) in the case of the Issuer, to Entergy Arkansas Restoration Funding, LLC at 425 West Capitol Avenue, Little Rock, Arkansas 72201, Telephone: (501) 377-5886, Facsimile: (501) 377-5814;

(c) in the case of the Indenture Trustee, to the Corporate Trust Office;

(d) in the case of the APSC, to Arkansas Public Service Commission, 1000 Center Street, Little Rock, Arkansas 72201, Attention: Executive Director, telephone: (501) 682-2051, facsimile:  (501) 683-3670 and General Counsel, telephone: (501) 682-2047, Facsimile: (501) 682-5864;

(e) in the case of Moody’s, to Moody’s Investors Service, Inc., ABS Monitoring Department, 7 World Trade Center at 250 Greenwich Street, New York, New York 10007, Telephone: (212) 553-3686, Facsimile: (212) 553-0573;

(f) in the case of Standard & Poor’s, to Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, 55 Water Street, 41st Floor, New York, New York 10041, Attention: Structured Credit Surveillance Group, Telephone: (212) 438-2000, Facsimile: (212) 438-2665;

(g) in the case of Fitch, to Fitch Ratings, One State Street Plaza, New York, NY 10004, Attention: ABS Surveillance, Telephone: (212) 908-0500, Facsimile: (212) 514-9879, and via email to Surveillance-ABS-Consumer@fitchratings.com; or

(h) as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

SECTION 6.03. Assignment

.  Notwithstanding anything to the contrary contained herein, except as provided in Section 5.02, this Agreement may not be assigned by the Seller.

SECTION 6.04. Limitations on Rights of Third Parties

.  The provisions of this Agreement are solely for the benefit of the Seller, the Issuer, the Indenture Trustee (for the benefit of the Secured Parties) and the other Persons expressly referred to herein, and such Persons shall have the right to enforce the relevant provisions of this Agreement. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Storm Recovery Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

SECTION 6.05. Severability

.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remainder of such provision (if any) or the remaining provisions hereof (unless such construction shall be unreasonable), and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.06. Separate Counterparts

.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 6.07. Headings

.  The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 6.08. Governing Law

.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARKANSAS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 6.09. Assignment to Indenture Trustee

.  The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Secured Parties of all right, title and interest of the Issuer in, to and under this Agreement, the Storm Recovery Property and the proceeds thereof and the assignment of any or all of the Issuer’s rights hereunder to the Indenture Trustee for the benefit of the Secured Parties.

SECTION 6.10. Limitation of Liability

.  It is expressly understood and agreed by the parties hereto that this Agreement is executed and delivered by the Indenture Trustee, not individually or personally but solely as Indenture Trustee on behalf of the Secured Parties, in the exercise of the powers and authority conferred and vested in it.  The Indenture Trustee in acting hereunder is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Indenture.

SECTION 6.11. Waivers

.  Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof; provided, however, that no such waiver delivered by the Issuer shall be effective unless the Indenture Trustee has given its prior written consent thereto.  Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party.  The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

ENTERGY ARKANSAS RESTORATION FUNDING, LLC, as Issuer

By: /s/ Steven C. McNeal Name: Steven C. McNeal Title: Vice President and Treasurer

ENTERGY ARKANSAS, INC., as Seller

By: /s/ Frank Williford Name: Frank Williford Title: Assistant Treasurer

ACKNOWLEDGED AND ACCEPTED:
THE BANK OF NEW YORK MELLON, as Indenture Trustee
By: /s/ Esther D. Antoine Name: Esther D. Antoine Title: Senior Associate

Signature Page to
Storm Recovery Property Purchase and Sale Agreement

EXHIBIT A

FORM OF BILL OF SALE

This Bill of Sale is being delivered pursuant to the Storm Recovery Property Purchase and Sale Agreement, dated as of August 18, 2010 (the “Sale Agreement”), by and between Entergy Arkansas, Inc. (the “Seller”) and Entergy Arkansas Restoration Funding, LLC (the “Issuer”).  All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Sale Agreement.

In consideration of the Issuer’s delivery to or upon the order of the Seller of $120,732,422, the Seller does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse or warranty, except as set forth in the Sale Agreement, all right, title and interest of the Seller in and to the Storm Recovery Property identified on Schedule 1 hereto (such sale, transfer, assignment, setting over and conveyance of the Storm Recovery Property includes, to the fullest extent permitted by the Securitization Act, the right to impose, collect and receive Storm Recovery Charges and the assignment of all revenues, collections, claims, rights, payments, money or proceeds of or arising from the Storm Recovery Charges related to the Storm Recovery Property, as the same may be adjusted from time to time).  Such sale, transfer, assignment, setting over and conveyance is hereby expressly stated to be a sale and, pursuant to Section 23-18-906 of the Securitization Act and other applicable law, shall be treated as an absolute transfer of all of the Seller’s right, title and interest in and to (as in a true sale), and not as a pledge or other financing of, the Storm Recovery Property. The Seller and the Issuer agree that after giving effect to the sale, transfer, assignment, setting over and conveyance contemplated hereby the Seller has no right, title or interest in or to the Storm Recovery Property to which a security interest could attach because (i) it has sold, transferred, assigned, set over and conveyed all right in and to the Storm Recovery Property to the Issuer, (ii) as provided in Section  23-18-906 of the Securitization Act, such rights are only contract rights until the time of such sale, transfer, assignment, setting over and conveyance, (iii) as provided in the Financing Order, the creation of the Storm Recovery Property is conditioned upon, and is simultaneous with, the sale or other transfer of the Storm Recovery Property to the Issuer and the rights and interests of the Seller to impose, collect and receive Storm Recovery Charges become Storm Recovery Property when they are first transferred to the Issuer and (iv) as provided in Section 23-18-906 of the Securitization Act, an appropriate financing statement has been filed and such transfer is perfected against all third parties, including subsequent judicial or other lien creditors.  If such sale, transfer, assignment, setting over and conveyance is held by any court of competent jurisdiction not to be a true sale as provided in Section 23-18-906 of the Securitization Act, then such sale, transfer, assignment, setting over and conveyance shall be treated as a pledge of such Storm Recovery Property and as the creation of a security interest (within the meaning of the Securitization Act and the UCC) in the Storm Recovery Property and, without prejudice to its position that it has absolutely transferred all of its rights in the Storm Recovery Property to the Issuer, the Seller hereby grants a security interest in the Storm Recovery Property to the Issuer (and, to the extent necessary to qualify the grant as a security interest under the Securitization Act and the UCC, to the Indenture Trustee for the benefit of the Secured Parties to secure the right of the Issuer under the Basic Documents to receive the Storm Recovery Charges and all other Storm Recovery Property).

The Issuer does hereby purchase the Storm Recovery Property from the Seller for the consideration set forth in the preceding paragraph.

The Seller and the Issuer each acknowledge and agree that the purchase price for the Storm Recovery Property sold pursuant to this Bill of Sale and the Sale Agreement is equal to its fair market value at the time of sale.

The Seller confirms that (i) each of the representations and warranties on the part of the Seller contained in the Sale Agreement are true and correct in all respects on the date hereof as if made on the date hereof and (ii) each condition precedent that must be satisfied under Section 2.02 of the Sale Agreement has been satisfied upon or prior to the execution and delivery of this Bill of Sale by the Seller.

This Bill of Sale may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

THIS BILL OF SALE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARKANSAS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

EXHIBIT A

IN WITNESS WHEREOF, the Seller and the Issuer have duly executed this Bill of Sale as of the ___ day of ___________, ______.

ENTERGY ARKANSAS RESTORATION FUNDING, LLC

By: ________________________________ Name: Title:

ENTERGY ARKANSAS, INC.

By: ________________________________ Name: Title:

EXHIBIT A

SCHEDULE 1

to

BILL OF SALE

STORM RECOVERY PROPERTY

All Storm Recovery Property created or arising under the Financing Order dated as of June 16, 2010, issued by the APSC pursuant to the Securitization Act, Docket No. 10-008-U.

EXHIBIT A